Exhibit 99.1

Apple reports fourth quarter results

iPhone revenue sets September quarter record

Services revenue reaches new all-time high

CUPERTINO, CALIFORNIA — Apple® today announced financial results for its fiscal 2023 fourth quarter ended September 30, 2023. The Company posted quarterly revenue of $89.5 billion, down 1 percent year over year, and quarterly earnings per diluted share of $1.46, up 13 percent year over year.

“Today Apple is pleased to report a September quarter revenue record for iPhone and an all-time revenue record in Services,” said Tim Cook, Apple’s CEO. “We now have our strongest lineup of products ever heading into the holiday season, including the iPhone 15 lineup and our first carbon neutral Apple Watch models, a major milestone in our efforts to make all Apple products carbon neutral by 2030.”

“Our active installed base of devices has again reached a new all-time high across all products and all geographic segments, thanks to the strength of our ecosystem and unparalleled customer loyalty,” said Luca Maestri, Apple’s CFO. “During the September quarter, our business performance drove double digit EPS growth and we returned nearly $25 billion to our shareholders, while continuing to invest in our long-term growth plans.”

Apple’s board of directors has declared a cash dividend of $0.24 per share of the Company’s common stock. The dividend is payable on November 16, 2023 to shareholders of record as of the close of business on November 13, 2023.

Apple will provide live streaming of its Q4 2023 financial results conference call beginning at 2:00 p.m. PT on November 2, 2023 at apple.com/investor/earnings-call. The webcast will be available for replay for approximately two weeks thereafter.

Apple periodically provides information for investors on its corporate website, apple.com, and its investor relations website, investor.apple.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and details related to its annual meeting of shareholders.

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about payment of the Company’s quarterly dividend and its environmental goals and initiatives. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: effects of global and regional economic conditions, including as a result of government policies, war, terrorism, natural disasters, and public health issues; risks relating to the design, manufacture, introduction, and transition of products and services in highly competitive and rapidly changing markets, including from reliance on third parties for components, technology, manufacturing, applications, and content; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; and effects of unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made.

Apple revolutionized personal technology with the introduction of the Macintosh in 1984. Today, Apple leads the world in innovation with iPhone, iPad, Mac, Apple Watch, and Apple TV. Apple’s five software platforms — iOS, iPadOS, macOS, watchOS, and tvOS — provide seamless experiences across all Apple devices and empower people with breakthrough services including the App Store, Apple Music, Apple Pay, and iCloud. Apple’s more than 100,000 employees are dedicated to making the best products on earth, and to leaving the world better than we found it.

Press Contact:
Josh Rosenstock
Apple
jrosenstock@apple.com
(408) 862-1142

Investor Relations Contact:
Investor Relations
Apple
investor_relations@apple.com
(408) 974-3123

NOTE TO EDITORS: For additional information visit Apple Newsroom (www.apple.com/newsroom), or email Apple’s Media Helpline at media.help@apple.com.

© 2023 Apple Inc. All rights reserved. Apple and the Apple logo are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and per-share amounts)

	Three Months Ended		Twelve Months Ended
	September 30, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Net sales:
Products	$67,184	$70,958	$298,085	$316,199
Services	22,314	19,188	85,200	78,129
Total net sales (1)	89,498	90,146	383,285	394,328
Cost of sales:
Products	42,586	46,387	189,282	201,471
Services	6,485	5,664	24,855	22,075
Total cost of sales	49,071	52,051	214,137	223,546
Gross margin	40,427	38,095	169,148	170,782

Operating expenses:
Research and development	7,307	6,761	29,915	26,251
Selling, general and administrative	6,151	6,440	24,932	25,094
Total operating expenses	13,458	13,201	54,847	51,345

Operating income	26,969	24,894	114,301	119,437
Other income/(expense), net	29	(237)	(565)	(334)
Income before provision for income taxes	26,998	24,657	113,736	119,103
Provision for income taxes	4,042	3,936	16,741	19,300
Net income	$22,956	$20,721	$96,995	$99,803

Earnings per share:
Basic	$1.47	$1.29	$6.16	$6.15
Diluted	$1.46	$1.29	$6.13	$6.11
Shares used in computing earnings per share:
Basic	15,599,434	16,030,382	15,744,231	16,215,963
Diluted	15,672,400	16,118,465	15,812,547	16,325,819

(1) Net sales by reportable segment:
Americas	$40,115	$39,808	$162,560	$169,658
Europe	22,463	22,795	94,294	95,118
Greater China	15,084	15,470	72,559	74,200
Japan	5,505	5,700	24,257	25,977
Rest of Asia Pacific	6,331	6,373	29,615	29,375
Total net sales	$89,498	$90,146	$383,285	$394,328

(1) Net sales by category:
iPhone	$43,805	$42,626	$200,583	$205,489
Mac	7,614	11,508	29,357	40,177
iPad	6,443	7,174	28,300	29,292
Wearables, Home and Accessories	9,322	9,650	39,845	41,241
Services	22,314	19,188	85,200	78,129
Total net sales	$89,498	$90,146	$383,285	$394,328

Apple Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and par value)

	September 30, 2023	September 24, 2022
ASSETS:
Current assets:
Cash and cash equivalents	$29,965	$23,646
Marketable securities	31,590	24,658
Accounts receivable, net	29,508	28,184
Vendor non-trade receivables	31,477	32,748
Inventories	6,331	4,946
Other current assets	14,695	21,223
Total current assets	143,566	135,405

Non-current assets:
Marketable securities	100,544	120,805
Property, plant and equipment, net	43,715	42,117
Other non-current assets	64,758	54,428
Total non-current assets	209,017	217,350
Total assets	$352,583	$352,755

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$62,611	$64,115
Other current liabilities	58,829	60,845
Deferred revenue	8,061	7,912
Commercial paper	5,985	9,982
Term debt	9,822	11,128
Total current liabilities	145,308	153,982

Non-current liabilities:
Term debt	95,281	98,959
Other non-current liabilities	49,848	49,142
Total non-current liabilities	145,129	148,101
Total liabilities	290,437	302,083

Commitments and contingencies

Shareholders’ equity:
Common stock and additional paid-in capital, $0.00001 par value: 50,400,000 shares authorized; 15,550,061 and 15,943,425 shares issued and outstanding, respectively	73,812	64,849
Accumulated deficit	(214)	(3,068)
Accumulated other comprehensive loss	(11,452)	(11,109)
Total shareholders’ equity	62,146	50,672
Total liabilities and shareholders’ equity	$352,583	$352,755

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Twelve Months Ended
	September 30, 2023	September 24, 2022
Cash, cash equivalents and restricted cash, beginning balances	$24,977	$35,929

Operating activities:
Net income	96,995	99,803
Adjustments to reconcile net income to cash generated by operating activities:
Depreciation and amortization	11,519	11,104
Share-based compensation expense	10,833	9,038
Other	(2,227)	1,006
Changes in operating assets and liabilities:
Accounts receivable, net	(1,688)	(1,823)
Vendor non-trade receivables	1,271	(7,520)
Inventories	(1,618)	1,484
Other current and non-current assets	(5,684)	(6,499)
Accounts payable	(1,889)	9,448
Other current and non-current liabilities	3,031	6,110
Cash generated by operating activities	110,543	122,151

Investing activities:
Purchases of marketable securities	(29,513)	(76,923)
Proceeds from maturities of marketable securities	39,686	29,917
Proceeds from sales of marketable securities	5,828	37,446
Payments for acquisition of property, plant and equipment	(10,959)	(10,708)
Other	(1,337)	(2,086)
Cash generated by/(used in) investing activities	3,705	(22,354)

Financing activities:
Payments for taxes related to net share settlement of equity awards	(5,431)	(6,223)
Payments for dividends and dividend equivalents	(15,025)	(14,841)
Repurchases of common stock	(77,550)	(89,402)
Proceeds from issuance of term debt, net	5,228	5,465
Repayments of term debt	(11,151)	(9,543)
Proceeds from/(Repayments of) commercial paper, net	(3,978)	3,955
Other	(581)	(160)
Cash used in financing activities	(108,488)	(110,749)

Increase/(Decrease) in cash, cash equivalents and restricted cash	5,760	(10,952)
Cash, cash equivalents and restricted cash, ending balances	$30,737	$24,977

Supplemental cash flow disclosure:
Cash paid for income taxes, net	$18,679	$19,573
Cash paid for interest	$3,803	$2,865